As Filed with the Securities and Exchange Commission on October 24, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2016

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

Monsanto Company (“the company”) plans to participate in meetings with investors outside the United States during the period October 25th through October 28th. During these meetings, company officers intend to discuss information in the company’s press release and slide deck from its October 5, 2016 earnings call and reaffirm the company’s fiscal year 2017 guidance that was provided in the release and deck. Copies of the press release and slide deck are available on the Investors section of the company’s website under Presentations and Financial Reports; Quarterly Earnings; Fourth-Quarter 2016 at http://www.monsanto.com/investors/pages/quarterly-earnings.aspx.

The information on the company’s website is not part of this filing and the information contained in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act or the Exchange Act.  By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report.

Forward-Looking Statements:

This Form 8-K contains “forward-looking statements,” such as statements concerning the company’s anticipated financial results, current and future product performance, regulatory approvals, business and financial plans and other non-historical facts, as well as the proposed transaction with Bayer Aktiengesellschaft (“Bayer”). These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company’s actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: risks related to the proposed transaction between the company and Bayer, including the risk that the company’s shareowners do not approve the transaction, the risk that the regulatory approvals required for the transaction may not be obtained on the anticipated terms or time frame or at all, the risk that the other conditions to the completion of the transaction may not be satisfied, the risk that disruptions or uncertainties related to the proposed transaction could adversely affect the company’s business, financial performance and/or relationships with third parties, and the risk that certain contractual restrictions during the pendency of the transaction could adversely affect the company’s ability to pursue business opportunities or strategic transactions; continued competition in seeds, traits and agricultural chemicals; the company's exposure to various contingencies, including those related to intellectual property protection, regulatory compliance and the speed with which approvals are received, and public understanding and acceptance of our biotechnology and other agricultural products; the success of the company's research and development activities; the outcomes of major lawsuits, including potential litigation related to the proposed transaction with Bayer; developments related to foreign currencies and economies; fluctuations in commodity prices; compliance with regulations affecting our manufacturing; the accuracy of the company's estimates related to distribution inventory levels; the recent increases in levels of indebtedness, continued availability of capital and financing and rating agency actions; the company’s ability to fund its short-term financing needs and to obtain payment for the products that it sells; the effect of weather conditions, natural disasters, accidents, and security breaches, including cybersecurity incidents, on the agriculture business or the company’s facilities; and other risks and factors detailed in the company's most recent periodic report to the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this release. The company disclaims any current intention or obligation to update any forward-looking statements or any of the factors that may affect actual results.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2016

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

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